UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 10, 2008
GENITOPE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-50425	77-0436313
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6900 Dumbarton Circle
Fremont, California 94555
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (510) 284-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
EXHIBIT 99.1
EXHIBIT 99.2

Item 8.01. Other Events.
     On March 10, 2008, Genitope Corporation issued a press release announcing the suspension of the development of MyVax personalized immunotherapy and a press release announcing the adjournment of its upcoming special meeting of stockholders. Copies of the press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2 and are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

99.1	Press Release entitled “Genitope Corporation to Suspend Development of MyVax® Personalized Immunotherapy,” dated March 10, 2008.

99.2	Press Release entitled “Genitope Corporation to Adjourn Special Meeting of Stockholders to March 14, 2008,” dated March 10, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Genitope Corporation

Dated: March 10, 2008	By:	/s/ Laura Woodhead
Laura Woodhead
Vice President, Legal Affairs

INDEX TO EXHIBITS

Exhibit
Number	Description

Exhibit 99.1	Press Release entitled “Genitope Corporation to Suspend Development of MyVax® Personalized Immunotherapy,” dated March 10, 2008.

Exhibit 99.2	Press Release entitled “Genitope Corporation to Adjourn Special Meeting of Stockholders to March 14, 2008,” dated March 10, 2008.